FINANCIAL EXPENSES (INCOME), NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Financial income:
Revaluation of liabilities presented at fair value	$ (86)
Hedging	(3)	(82)
Exchange rate differences and other	(119)	(42)
Total financial income	(208)	(124)
Financial expenses:
Revaluation of liabilities presented at fair value		59
Exchange rate differences and other	105	170
Accretion of contingent consideration	23	130
Total financial expenses	128	359
Total financial expenses, net	$ (80)	$ 235